FORT PITT CAPITAL TOTAL RETURN FUND

Supplement to Statement of Additional Information
Dated February 28, 2007

Effective May 1, 2007, Fort Pitt Capital Funds (the “Trust”), on behalf of the Fort Pitt Capital Total Return Fund, a series of the Trust (the “Fund”) has amended its Expense Waiver and Assumption Agreement with Fort Pitt Capital Group, Inc., the Fund’s Advisor (the “Advisor”). Under the amendment (the “Amendment”), the Advisor has agreed to waive or reduce all or a portion of its advisory fee to the extent necessary to limit annualized expenses of the Fund (exclusive of applicable 12b-1 and shareholder servicing fees) to 1.24%. Before the Amendment, the limit was 1.50%.

Given the Amendment, the following changes are made to the Statement of Additional Information:

On page 23, the second full paragraph is replaced by the following:

Under the Advisory Agreement, the Fund is obligated to pay the Advisor a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The fee is computed at the close of business on the last business day of each month in accordance with the Advisory Agreement. Through February 28, 2008, the Advisor has contractually agreed to waive its advisory fee or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total operating expenses of the Fund do not exceed: (a) 1.50% through April 30, 2007; and (b) 1.24% on and after May 1, 2007, given an amendment to the Fund’s Expense Waiver and Assumption Agreement with Fort Pitt Capital Funds, on behalf of the Fund. To the extent that the Advisor waives fees or makes payments to limit Fund expenses, the Advisor may seek to recoup such waived fees or expense payments after this practice is discontinued. The advisory fees accrued for the Fund for the most recent three fiscal periods ended October 31 are shown below.

	2006	2005	2004
Total Advisory Fees Accrued	$373,663	$278,453	$206,373
Fees Waived/Expenses Absorbed	$112,793	$127,733	$ 61,434
Total Fees paid to Advisor	$260,870	$150,720	$144,939

In addition to changes due to the Amendment, the Fund is updating certain Fund return data, as set forth below:

On page 34, the second full paragraph is replaced by the following:

All total returns figures reflect the deduction of a proportional share Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund’s returns before taxes for the fiscal year ended October 31, 2006 were as follows:

Average Annual Total Return (before taxes)

1 Year	Since Inception(1)
14.38%	12.87%

(1) The inception date of the Fund is December 31, 2001.

Please retain this Supplement with your Statement of Additional Information
The date of this Supplement is May 1, 2007